UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23341

Name of Fund: BlackRock Funds IV

BlackRock Systematic ESG Bond Fund (Formerly BlackRock Impact Bond Fund)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2020

Date of reporting period: 05/31/2020

Item 1 – Report to Stockholders

MAY 31, 2020

2020 Annual Report

BlackRock Funds IV

•	BlackRock Systematic ESG Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were muted due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. We are encouraged by the strong coordinated monetary and fiscal response that is underway, both in the United States and abroad. However, there remains a risk that policy fatigue and recent improvements in economic indicators could lead lawmakers to retreat from needed stimulus measures too soon.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the path to recovery. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(2.10)%	12.84%
U.S. small cap equities (Russell 2000® Index)	(13.53)	(3.44)
International equities (MSCI Europe, Australasia, Far East Index)	(11.48)	(2.81)
Emerging market equities (MSCI Emerging Markets Index)	(9.69)	(4.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.73	1.84
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	11.55	15.87
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.40	9.42
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.52	3.87
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	1.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2020	BlackRock Systematic ESG Bond Fund

Investment Objective

BlackRock Systematic ESG Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

On February 20, 2020, the Board of Trustees of BlackRock Funds IV approved a change in the name of BlackRock Impact Bond Fund, effective as of May 1, 2020, to BlackRock Systematic ESG Bond Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2020, the Fund’s Institutional, Investor A and Class K Shares outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s Investor C Shares underperformed the benchmark.

Investment Process

The Fund seeks to provide a combination of income and capital growth by investing in a portfolio of debt securities, using model-based asset allocation and security selection models.

To determine the Fund’s investable universe, BlackRock will, utilizing BlackRock’s ESG research, first seek to screen out certain companies or industries based on ESG criteria determined by BlackRock. Such screening criteria includes (i) companies with exposure to controversial weapons, civilian firearms, tobacco and fossil fuels beyond specified thresholds as determined by BlackRock, (ii) UN Global Compact violators, and (iii) corporate issuers that are assigned ESG ratings by third-party ratings agencies that are below a threshold established by BlackRock. To the extent the Fund purchases a security that subsequently fails to satisfy this screening criteria, Fund management will seek to dispose of such security as soon as reasonably practicable.

Fund management, relying on BlackRock’s Systematic Fixed Income Research, then selects securities for the Fund by using a systematic method that relies on proprietary quantitative models to allocate the Fund’s assets among (i) various bond sectors by evaluating each sector’s relative value and risk-adjusted return and (ii) bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality, transaction costs and other factors.

In conjunction with this systematic method and to the extent applicable to a particular sector, Fund management selects and weights securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by BlackRock. Fund management makes such determinations based on BlackRock’s ESG research, which includes due diligence of the ESG risks and opportunities facing an issuer. Fund management may also give consideration to third-party ESG ratings.

While Fund management considers environmental, social and governance criteria, only one or two of these categories may be considered with respect to a particular investment or sector, and categories may be weighted differently according to the type of investment being considered.

The Fund generally seeks to invest in fixed income instruments that, with respect to certain sectors, have an ESG assessment that is better, in BlackRock’s view, than the ESG assessment of such sectors within the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”). Such sectors receiving a positive ESG assessment by BlackRock compared to the Benchmark may not comprise the majority of the Fund’s portfolio.

What factors influenced performance?

The Fund implemented its strategy of investing in a portfolio of debt securities of companies that the investment adviser believes carry the potential in aggregate to promote positive societal outcomes.

Positioning with respect to global interest rates and security selection within corporate credit were the largest positive contributors to the Fund’s performance relative to the benchmark over the 12-month period. Within global interest rate strategies, contributions were led by the Fund’s long Canadian and U.S. positions versus short exposures in European markets and Australia. Credit security selection was most beneficial within energy, transportation and information technology.

Asset allocation strategies detracted from Fund performance. In particular, the Fund began the period with an overweight to shorter maturities within corporate credit based on a favorable view of risk/reward for that segment relative to longer maturities. Despite the defensive tilt of the investment adviser’s security selection process, this position underperformed significantly in March when front-end credit was negatively impacted by forced selling in the market. Since March, the credit curve has begun to recover, but it had not steepened back to pre-coronavirus crisis levels by period end.

During the period, the Fund employed derivatives as part of its investment strategy. The Fund used futures contracts as a means to manage certain risks and swaps were used as part of a global rates strategy. The Fund’s use of these derivatives had a positive impact on Fund performance.

Describe recent portfolio activity.

Over the period the Fund moved to further underweight energy as the investment adviser continues to see idiosyncratic risk in the sector. Within energy, the largest underweights were to refining, integrated and midstream names. The Fund was also in underweight transportation and communications. The Fund moved from an overweight to an underweight position in communications and continued to be overweight in consumer-oriented sectors, particularly servicers, technology and pharmaceuticals. Over the period the Fund moved from an overweight to an underweight in banking names. The allocation to high yield corporate credit was trimmed as the investment adviser saw the risk of further disruption within the segment even as the economy begins to reopen.

The Fund held a modest amount of cash committed for pending transactions. The cash balance did not have a material impact on Fund performance.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock Systematic ESG Bond Fund

Describe portfolio positioning at period end.

As of May 31, 2020, the Fund remained underweight in physical U.S. Treasury securities. Within spread sectors, the Fund was overweight in investment-grade corporate credit and agency mortgage-backed securities. Within investment-grade credit, the Fund was underweight in the refining, integrated and midstream sub-sectors within energy. The Fund was also underweight in transportation, including airlines, railroads and transportation services, and was underweight in the communications sector as well. The Fund was overweight in consumer sectors including services, pharmaceuticals, health care and information technology. The Fund also held an out-of-benchmark allocation to high yield corporate debt at period end. Within the Fund’s global interest rate positioning, the Fund ended the period long in the Canadian and Australian dollar markets, against short positions in European and U.S. rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests, under normal market conditions, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced securities (“TBA”); debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(d)	Commencement of operations.

Performance Summary for the Period Ended May 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.12%	0.40%	6.04%	10.06%	N/A	4.04%	N/A
Investor A	0.82	(0.02)	5.90	9.66	5.28%	3.77	2.65%
Investor C	0.13	(0.63)	5.51	8.96	7.96	3.00	3.00
Class K	1.16	0.37	6.27	10.10	N/A	4.08	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	5.40	9.42	N/A	3.80	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal market conditions, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities (“MBS”) issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced securities (“TBA”); debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of May 31, 2020 (continued)	BlackRock Systematic ESG Bond Fund

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,060.40	$2.06	$1,000.00	$1,023.00	$2.02	0.40%
Investor A	1,000.00	1,059.00	3.40	1,000.00	1,021.70	3.34	0.66
Investor C	1,000.00	1,055.10	7.24	1,000.00	1,017.95	7.11	1.41
Class K	1,000.00	1,062.70	1.86	1,000.00	1,023.20	1.82	0.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Corporate Bonds	35%
U.S. Government Sponsored Agency Securities	30
Short-Term Securities	20
U.S. Treasury Obligations	14
Foreign Agency Obligations	1
Asset-Backed Securities	—	(a)
Municipal Bonds	—	(a)
TBA Sale Commitments	(—	)(a)

(a)	Rounds to less than 1%.

CREDIT QUALITY ALLOCATION (b)(c)

Credit Rating	Percent of Total Investments
AAA/Aaa(d)	55%
AA/Aa	4
A	22
BBB/Baa	19

(b)	Excludes Short-Term Securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on December 1, 2019 and held through May 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments May 31, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.3%
Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.94%, 02/15/24	$155	$158,276

Total Asset backed securities — 0.3% (Cost — $157,864)		158,276

Corporate Bonds — 44.3%

Aerospace & Defense — 0.8%
3M Co.:
2.65%, 04/15/25	75	80,940
3.05%, 04/15/30	175	195,393
Carlisle Cos., Inc., 2.75%, 03/01/30	100	98,026
Howmet Aerospace, Inc., 6.88%, 05/01/25	25	26,563

		400,922

Auto Components — 0.7%
American Honda Finance Corp., 2.35%, 01/08/27	200	204,626
Daimler Finance North America LLC, 8.50%, 01/18/31	15	21,474
Toyota Motor Credit Corp., 3.00%, 04/01/25	100	108,499

		334,599

Banks — 2.0%
Bank of Montreal(5 year USD Swap + 1.43%), 3.80%, 12/15/32(a)	25	26,058
Bank of Nova Scotia, 2.70%, 08/03/26	75	80,141
Comerica, Inc., 4.00%, 02/01/29	200	216,501
Fifth Third Bancorp, 4.30%, 01/16/24	50	54,506
HSBC Holdings PLC(3 mo. LIBOR US + 1.61%), 3.97%, 05/22/30(a)	200	218,211
HSBC USA, Inc., 3.50%, 06/23/24	100	108,327
ING Groep NV, 3.15%, 03/29/22	200	206,824
Royal Bank of Canada, 2.25%, 11/01/24	25	26,245
SVB Financial Group, 3.50%, 01/29/25	75	78,075

		1,014,888

Beverages — 1.4%
Coca-Cola Co., 2.95%, 03/25/25	60	66,188
Diageo Capital PLC:
2.13%, 10/24/24	200	210,388
2.00%, 04/29/30	200	203,535
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28	25	29,751
PepsiCo, Inc.:
2.63%, 03/19/27	80	87,516
3.00%, 10/15/27	50	56,053
4.45%, 04/14/46	25	32,947
2.88%, 10/15/49	25	26,306

		712,684

Biotechnology — 0.2%
Amgen, Inc., 4.40%, 05/01/45	25	31,182
Gilead Sciences, Inc., 4.60%, 09/01/35	35	46,101
Hubbell, Inc., 3.50%, 02/15/28	35	36,524

		113,807

Building Products — 0.3%
Allegion PLC, 3.50%, 10/01/29	25	25,199
Fortune Brands Home & Security, Inc., 3.25%, 09/15/29	100	100,041

		125,240

Capital Markets — 2.5%
Brookfield Finance, Inc.:
4.85%, 03/29/29	100	111,911
4.70%, 09/20/47	20	20,500

Security	Par (000)	Value

Capital Markets (continued)
Charles Schwab Corp.:
3.20%, 03/02/27	$75	$82,380
3.25%, 05/22/29	50	55,268
Goldman Sachs Group, Inc.:
3.00%, 04/26/22	50	50,860
3.63%, 01/22/23	50	53,416
4.25%, 10/21/25	25	27,714
3.75%, 02/25/26	25	27,411
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(a)	50	55,047
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(a)	50	56,326
6.25%, 02/01/41	25	35,907
4.80%, 07/08/44	10	12,376
Invesco Finance PLC, 3.75%, 01/15/26	25	26,828
Morgan Stanley:
4.88%, 11/01/22	50	54,241
5.00%, 11/24/25	50	57,592
3.88%, 01/27/26	75	84,303
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(a)	175	204,504
4.38%, 01/22/47	15	18,729
Northern Trust Corp., 3.15%, 05/03/29	50	54,797
State Street Corp.(Secured Overnight Financing Rate + 2.69%), 2.83%, 03/30/23(a)(b)	40	41,356
TD Ameritrade Holding Corp., 2.95%, 04/01/22	100	104,180

		1,235,646

Chemicals — 0.7%
Air Products and Chemicals, Inc., 2.05%, 05/15/30	25	25,990
Albemarle Corp., 4.15%, 12/01/24	50	53,071
FMC Corp.:
3.20%, 10/01/26	25	26,954
3.45%, 10/01/29	50	52,095
International Flavors & Fragrances, Inc., 3.20%, 05/01/23	150	153,906
Sherwin-Williams Co., 2.95%, 08/15/29	50	53,048

		365,064

Commercial Services & Supplies — 0.2%
Steelcase, Inc., 5.13%, 01/18/29	50	53,107
Waste Connections, Inc., 2.60%, 02/01/30	50	50,976

		104,083

Communications Equipment — 0.3%
Juniper Networks, Inc., 4.35%, 06/15/25	25	27,037
Motorola Solutions, Inc.:
4.60%, 05/23/29	50	55,767
5.50%, 09/01/44	10	10,604
National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/30	50	52,046

		145,454

Consumer Finance — 1.0%
American Express Co., 3.63%, 12/05/24	25	27,452
Discover Financial Services:
5.20%, 04/27/22	50	52,674
3.75%, 03/04/25	25	26,065
Mastercard, Inc., 2.95%, 06/01/29	25	28,033
PayPal Holdings, Inc., 2.85%, 10/01/29	100	107,909
Synchrony Financial, 4.25%, 08/15/24	50	49,975
Visa, Inc.:
2.05%, 04/15/30	125	130,827
3.65%, 09/15/47	50	62,017

		484,952

Containers & Packaging — 0.1%
International Paper Co., 3.80%, 01/15/26	50	55,320

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services — 5.7%
Air Lease Corp., 3.00%, 02/01/30	$25	$20,392
American Express Credit Corp., 2.70%, 03/03/22	100	103,424
Banco Santander SA, 2.75%, 05/28/25	200	203,689
Bank of America Corp.:
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(a)	54	56,375
4.45%, 03/03/26	50	56,123
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(a)	100	110,033
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(a)	25	30,952
Carrier Global Corp., 2.72%, 02/15/30(b)	190	180,736
Citigroup, Inc.:
3.70%, 01/12/26	50	54,774
(Secured Overnight Financing Rate + 2.75%), 3.11%, 04/08/26(a)	115	120,962
4.45%, 09/29/27	75	83,502
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(a)	50	54,848
8.13%, 07/15/39	25	42,084
Clorox Co., 1.80%, 05/15/30	150	151,363
John Deere Capital Corp.:
2.30%, 06/07/21	25	25,474
2.60%, 03/07/24	25	26,599
JPMorgan Chase & Co.:
3.88%, 09/10/24	70	76,896
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(a)	100	109,403
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(a)	25	30,352
Mitsubishi UFJ Financial Group, Inc.:
3.78%, 03/02/25	100	109,584
3.20%, 07/18/29	200	215,423
Mizuho Financial Group, Inc. (3 mo. LIBOR US + 1.13%), 3.15%, 07/16/30(a)	200	213,041
S&P Global, Inc.:
4.40%, 02/15/26	50	58,917
2.95%, 01/22/27	100	108,629
2.50%, 12/01/29	100	107,320
Sumitomo Mitsui Financial Group, Inc.:
2.06%, 07/14/21	80	81,218
3.04%, 07/16/29	200	212,463
2.75%, 01/15/30	200	208,448

		2,853,024

Diversified Telecommunication Services — 2.5%
AT&T, Inc.:
4.00%, 01/15/22	100	105,111
3.00%, 06/30/22	100	103,783
4.13%, 02/17/26	50	55,715
4.10%, 02/15/28	125	138,726
4.35%, 06/15/45	50	55,707
4.50%, 03/09/48	25	28,343
British Telecommunications PLC:
5.13%, 12/04/28	200	236,013
9.63%, 12/15/30	75	119,276
Deutsche Telekom International Finance BV, 9.25%, 06/01/32	25	39,820
Verizon Communications, Inc.:
3.38%, 02/15/25	53	58,675
4.33%, 09/21/28	51	60,834
3.15%, 03/22/30	200	221,822

		1,223,825

Electric Utilities — 1.4%
Avangrid, Inc., 3.15%, 12/01/24	50	53,231
CenterPoint Energy Houston Electric LLC, 1.85%, 06/01/21	100	101,357
Commonwealth Edison Co., 3.40%, 09/01/21	50	51,142

Security	Par (000)	Value

Electric Utilities (continued)
Consolidated Edison Co. of New York, Inc., Series 20A, 3.35%, 04/01/30	$125	$138,871
Exelon Corp., 4.05%, 04/15/30	75	86,409
ITC Holdings Corp., 3.25%, 06/30/26	150	161,896
PECO Energy Co., 3.00%, 09/15/49	25	26,656
PSEG Power LLC, 3.85%, 06/01/23	25	26,923
Public Service Electric & Gas Co., 3.20%, 05/15/29	25	27,878
Public Service Electric and Gas Co., 2.70%, 05/01/50	25	25,035

		699,398

Electrical Equipment — 0.2%
Compass Group Diversified Holdings LLC, 8.00%, 05/01/26(b)	55	58,162
Roper Technologies, Inc., 2.95%, 09/15/29	25	26,517

		84,679

Electronic Equipment, Instruments & Components — 0.9%
Avnet, Inc., 4.88%, 12/01/22	40	42,304
Flex Ltd., 4.88%, 05/12/30	75	78,615
Jabil, Inc., 3.60%, 01/15/30	25	24,667
Keysight Technologies, Inc., 3.00%, 10/30/29	200	210,269
Tech Data Corp., 4.95%, 02/15/27	75	77,580

		433,435

Energy Equipment & Services — 0.5%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.14%, 11/07/29	150	150,964
National Oilwell Varco, Inc., 3.60%, 12/01/29	125	116,867

		267,831

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.:
2.25%, 01/15/22	50	51,094
4.00%, 06/01/25	100	111,881
3.95%, 03/15/29	25	28,362
3.80%, 08/15/29	50	56,048
2.90%, 01/15/30	30	31,568
AvalonBay Communities, Inc., 4.35%, 04/15/48	15	18,424
Camden Property Trust, 2.95%, 12/15/22	20	20,535
Crown Castle International Corp.:
5.25%, 01/15/23	50	55,114
3.70%, 06/15/26	50	55,388
3.10%, 11/15/29	75	79,099
5.20%, 02/15/49	25	32,809
Kilroy Realty LP, 3.80%, 01/15/23	20	20,399
Regency Centers Corp., 3.75%, 11/15/22	100	101,889
Weyerhaeuser Co., 4.63%, 09/15/23	50	54,255

		716,865

Food & Staples Retailing — 0.7%
Campbell Soup Co., 2.38%, 04/24/30	120	121,224
Coca-Cola Femsa SAB de C.V., 2.75%, 01/22/30	150	152,438
Sysco Corp.:
2.60%, 06/12/22	50	51,532
4.45%, 03/15/48	25	25,219

		350,413

Food Products — 0.5%
Bunge, Ltd. Finance Corp., 3.75%, 09/25/27	100	100,483
Conagra Brands, Inc., 4.60%, 11/01/25	50	57,507
Kellogg Co., 3.25%, 04/01/26	50	54,681
Tyson Foods, Inc., 4.50%, 06/15/22	50	53,084

		265,755

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas Utilities — 0.0%
Atmos Energy Corp., 4.13%, 03/15/49	$20	$24,624

Health Care Equipment & Supplies — 0.5%
Baxter International, Inc., 3.50%, 08/15/46	40	44,270
Becton Dickinson and Co., 2.82%, 05/20/30	50	52,968
Biogen, Inc., 2.25%, 05/01/30	100	101,520
Medtronic, Inc., 4.63%, 03/15/45	25	33,680

		232,438

Health Care Providers & Services — 1.4%
Anthem, Inc., 2.38%, 01/15/25	25	26,284
HCA, Inc.:
5.25%, 06/15/26	25	28,439
4.13%, 06/15/29	150	162,992
5.50%, 06/15/47	40	47,953
McKesson Corp., 4.75%, 05/30/29	25	30,141
Quest Diagnostics, Inc., 2.95%, 06/30/30	200	210,180
Thermo Fisher Scientific, Inc., 4.13%, 03/25/25	30	34,139
UnitedHealth Group, Inc.:
2.88%, 08/15/29	100	111,555
4.45%, 12/15/48	25	32,817

		684,500

Industrial Conglomerates — 0.6%
Caterpillar, Inc., 2.60%, 04/09/30	150	162,232
Dover Corp., 2.95%, 11/04/29	50	52,291
General Electric Co.:
3.45%, 05/15/24	75	76,924
3.45%, 05/01/27	25	24,856

		316,303

Insurance — 1.9%
AXIS Specialty Finance LLC, 3.90%, 07/15/29	50	52,559
Equitable Holdings Inc, 4.35%, 04/20/28	150	161,033
Markel Corp., 4.90%, 07/01/22	70	74,833
Marsh & McLennan Cos., Inc.:
3.30%, 03/14/23	50	52,885
3.50%, 03/10/25	50	54,117
4.38%, 03/15/29	150	177,499
4.20%, 03/01/48	10	12,046
4.90%, 03/15/49	30	40,136
MetLife, Inc., Series D, 4.37%, 09/15/23	70	78,521
Principal Financial Group, Inc., 3.70%, 05/15/29	50	56,189
Progressive Corp., 3.20%, 03/26/30	40	44,731
Travelers Cos., Inc., 3.75%, 05/15/46	25	29,267
Willis North America, Inc., 3.88%, 09/15/49	100	106,914

		940,730

Interactive Media & Services — 0.3%
Alphabet, Inc., 2.00%, 08/15/26	75	81,130
Expedia Group, Inc., 5.00%, 02/15/26	50	51,030

		132,160

Internet & Direct Marketing Retail — 1.1%
Alibaba Group Holding Ltd.:
2.80%, 06/06/23	200	207,944
3.40%, 12/06/27	200	220,816
Booking Holdings, Inc., 4.63%, 04/13/30	100	114,421

		543,181

IT Services — 0.2%
DXC Technology Co., 4.25%, 04/15/24	50	52,668
Fiserv, Inc., 3.50%, 07/01/29	25	27,604

		80,272

Security	Par (000)	Value

Leisure Products — 0.2%
Hasbro, Inc., 3.90%, 11/19/29	$75	$75,176

Machinery — 0.2%
Ingersoll-Rand Luxembourg Finance SA, 4.50%, 03/21/49	25	28,795
Snap-on, Inc., 4.10%, 03/01/48	15	17,095
Westinghouse Air Brake Technologies Corp., 4.95%, 09/15/28	75	78,683

		124,573

Media — 1.3%
Bell Canada, Inc., 4.46%, 04/01/48	20	25,364
Comcast Corp., 3.45%, 02/01/50	200	223,004
TELUS Corp., 4.60%, 11/16/48	50	60,337
Thomson Reuters Corp.:
4.30%, 11/23/23	100	109,229
5.85%, 04/15/40	30	37,459
Walt Disney Co., 2.20%, 01/13/28	200	208,760

		664,153

Metals & Mining — 0.2%
Newmont Corp., 3.63%, 06/09/21	80	81,583

Multi-Utilities — 0.4%
San Diego Gas & Electric Co.:
6.00%, 06/01/39	25	35,496
4.15%, 05/15/48	15	17,849
Southern California Gas Co., Series XX, 2.55%, 02/01/30	150	159,675

		213,020

Multiline Retail — 0.1%
Nordstrom, Inc., 4.38%, 04/01/30	100	72,091

Office Supplies & Equipment — 0.5%
VMware, Inc.:
2.95%, 08/21/22	50	51,544
3.90%, 08/21/27	175	184,441

		235,985

Offshore Drilling & Other Services — 0.2%
Lam Research Corp., 3.75%, 03/15/26	100	113,188

Oil, Gas & Consumable Fuels — 2.9%
BP Capital Markets PLC, 3.56%, 11/01/21	70	72,760
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29(b)	125	124,334
Chevron Corp., 3.19%, 06/24/23	70	75,243
Enbridge, Inc.:
4.00%, 10/01/23	40	43,103
3.13%, 11/15/29	100	102,654
Exxon Mobil Corp., 3.29%, 03/19/27	500	558,606
Hess Corp., 4.30%, 04/01/27	15	15,098
MPLX LP, 4.88%, 06/01/25	25	26,605
ONEOK Partners LP, 3.38%, 10/01/22	70	70,605
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22	100	106,363
Total Capital International SA, 2.83%, 01/10/30	150	160,760
Total Capital SA, 3.88%, 10/11/28	50	57,153
Valero Energy Corp.:
4.00%, 04/01/29	25	27,571
4.90%, 03/15/45	25	29,179

		1,470,034

Personal Products — 1.0%
Procter & Gamble Co.:
2.80%, 03/25/27	105	116,512
3.00%, 03/25/30	100	114,648

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Personal Products (continued)
Unilever Capital Corp.:
2.90%, 05/05/27	$100	$109,661
2.13%, 09/06/29	150	156,756

		497,577

Pharmaceuticals — 2.7%
Abbott Laboratories, 3.88%, 09/15/25	70	80,716
AbbVie, Inc.:
2.60%, 11/21/24(b)	35	36,841
4.25%, 11/14/28	50	58,236
3.20%, 11/21/29(b)	35	37,819
AstraZeneca PLC, 3.38%, 11/16/25	50	55,881
Cardinal Health, Inc., 3.50%, 11/15/24	100	107,021
CVS Health Corp.:
4.78%, 03/25/38	50	61,039
5.05%, 03/25/48	100	128,259
Eli Lilly & Co.:
3.38%, 03/15/29	150	172,630
3.95%, 03/15/49	35	44,258
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29	50	57,585
GlaxoSmithKline Capital, Inc., 5.38%, 04/15/34	50	68,474
Laboratory Corp. of America Holdings, 2.95%, 12/01/29	75	78,953
Merck & Co., Inc., 3.60%, 09/15/42	50	60,033
Perrigo Finance Unlimited Co., 4.38%, 03/15/26	200	216,482
Zoetis, Inc., 3.25%, 02/01/23	70	73,090

		1,337,317

Professional Services — 0.5%
IHS Markit Ltd.:
4.75%, 08/01/28	75	86,177
4.25%, 05/01/29	35	38,323
Verisk Analytics, Inc.:
4.13%, 03/15/29	100	114,625
4.13%, 09/12/22	25	26,739

		265,864

Real Estate — 0.8%
Brandywine Operating Partnership LP, 4.55%, 10/01/29	100	100,805
Equinix, Inc.:
2.90%, 11/18/26	100	105,587
3.20%, 11/18/29	100	107,038
Prologis LP, 3.75%, 11/01/25	75	85,523

		398,953

Road & Rail — 0.1%
CSX Corp., 4.50%, 03/15/49	25	31,972

Semiconductors & Semiconductor Equipment — 1.4%
Marvell Technology Group, Ltd., 4.88%, 06/22/28	50	55,802
Maxim Integrated Products, Inc., 3.45%, 06/15/27	50	53,329
NVIDIA Corp.:
2.20%, 09/16/21	150	153,096
3.20%, 09/16/26	100	112,449
2.85%, 04/01/30	175	191,797
Seagate HDD Cayman, 5.75%, 12/01/34	15	15,895
Texas Instruments, Inc.:
1.85%, 05/15/22	100	102,593
1.75%, 05/04/30	35	35,926

		720,887

Software — 0.3%
Autodesk, Inc.:
4.38%, 06/15/25	25	27,730
3.50%, 06/15/27	75	84,337
Microsoft Corp., 3.70%, 08/08/46	50	62,297

		174,364

Security	Par (000)	Value

Specialty Retail — 0.1%
Tapestry, Inc., 4.25%, 04/01/25	$40	$35,388

Technology Hardware, Storage & Peripherals — 1.0%
Adobe, Inc.:
2.15%, 02/01/27	100	106,933
2.30%, 02/01/30	75	80,103
Apple, Inc.:
1.70%, 09/11/22	25	25,776
2.85%, 02/23/23	25	26,558
1.80%, 09/11/24	25	26,271
3.35%, 02/09/27	25	28,362
3.00%, 06/20/27	35	39,170
Dell International LLC/EMC Corp.(b):
5.45%, 06/15/23	25	26,847
5.30%, 10/01/29	25	27,163
6.20%, 07/15/30	50	57,075
8.35%, 07/15/46	10	12,670
Hewlett Packard Enterprise Co., 4.40%, 10/15/22	50	53,519

		510,447

Utilities — 0.1%
Veolia Environment SA, 6.75%, 06/01/38	25	33,966

Wireless Telecommunication Services — 0.3%
CyrusOne LP/CyrusOne Finance Corp., 3.45%, 11/15/29	25	24,700
T-Mobile USA, Inc., 3.88%, 04/15/30(b)	100	108,223

		132,923

Total Corporate Bonds — 44.3% (Cost — $21,373,386)		22,131,553

Foreign Agency Obligations — 0.7%

Hungary — 0.1%
Hungary Government International Bond, 5.75%, 11/22/23	50	56,563

Mexico — 0.2%
Mexico Government International Bond:
6.05%, 01/11/40	20	24,138
5.55%, 01/21/45	70	81,681

		105,819

Panama — 0.1%
Panama Government International Bond, 9.38%, 04/01/29	25	36,523

Philippines — 0.1%
Philippine Government International Bond, 10.63%, 03/16/25	35	48,934

Uruguay — 0.2%
Uruguay Government International Bond:
4.38%, 10/27/27	25	27,937
4.38%, 01/23/31	50	57,016

		84,953

Total Foreign Agency Obligations — 0.7% (Cost — $329,532)		332,792

Municipal Bonds — 0.5%

California — 0.3%
State of California, GO, Build America Bonds, 7.30%, 10/01/39	50	80,230
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 04/01/32	15	18,844

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, RB, Regents, Build America Bonds, Series H, 6.55%, 05/15/48	$25	$38,153

		137,227

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB, Series A, 4.81%, 10/01/14	15	20,361

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, 4.13%, 06/15/42	25	20,925
State of New Jersey Turnpike Authority, RB, Build America Bonds, Series A, 7.10%, 01/01/41	10	15,816

		36,741

Tennessee — 0.1%
County of Metropolitan Government Nashville & Davidson Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series B, 4.05%, 07/01/26	50	55,573

Total Municipal Bonds — 0.5% (Cost — $250,175)		249,902

U.S. Government Sponsored Agency Securities — 38.4%

Mortgage-Backed Securities — 38.4%
Fannie Mae Mortgage-Backed Securities, Series 2018-M4, Class A2, 3.05%, 03/25/28(d)	250	281,202
Freddie Mac Mortgage-Backed Securities:
3.00%, 08/01/46 - 06/01/47	70	74,458
3.50%, 03/01/46 - 06/01/49	681	734,585
4.00%, 02/01/47 - 01/01/48	222	238,214
Ginnie Mae Mortgage-Backed Securities(c):
2.50%, 06/01/50	175	184,112
3.00%, 05/20/45 - 06/01/50	2,106	2,229,592
3.50%, 12/20/45 - 06/01/50	2,007	2,142,737
4.00%, 03/20/46 - 06/01/50	944	1,008,010
4.50%, 06/01/50	475	510,773
5.00%, 06/01/50	25	27,165
Uniform Mortgage-Backed Securities(c):
2.00%, 06/01/50	750	765,000
2.50%, 06/01/35 - 06/01/50	5,250	5,450,849
3.00%, 03/01/30 - 07/01/50	2,100	2,210,137
3.50%, 06/01/35 - 06/01/50	1,114	1,190,057
4.00%, 05/01/33 - 06/01/50	1,093	1,182,256
4.50%, 02/01/48 - 06/01/50	417	458,540
5.00%, 03/01/41 - 06/01/50	403	460,996

Total U.S. Government Sponsored Agency Securities — 38.4% (Cost — $18,915,761)		19,148,683

U.S. Treasury Obligations — 15.4%
U.S. Treasury Bonds:
3.63%, 02/15/44	600	878,555
3.38%, 11/15/48	625	918,506
2.88%, 05/15/49	275	371,980
U.S. Treasury Notes:
7.25%, 08/15/22	2,600	3,006,555
6.25%, 08/15/23	500	596,933
2.00%, 06/30/24	1,200	1,285,078
2.38%, 08/15/24	200	217,648

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
7.50%, 11/15/24	$200	$263,969
6.00%, 02/15/26	100	131,766

Total U.S. Treasury Obligations — 15.4% (Cost — $6,944,973)		7,670,990

Total Long-Term Investments — 99.6% (Cost — $47,971,691)		49,692,196

	Shares

Short-Term Securities — 27.2%

Money Market Fund — 25.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(e)(f)	12,568,461	12,568,461

Total Money Market Fund — 25.2%		12,568,461

	Par (000)

U.S. Treasury Obligations — 2.0%
U.S. Treasury Bills, 2.88%, 10/31/20	$1,000	1,011,055

Total U.S. Treasury Obligations — 2.0%		1,011,055

Total Short-Term Securities — 27.2% (Cost — $13,572,225)		13,579,516

Total Investments Before TBA Sale Commitments — 126.8% (Cost — $61,543,916)		63,271,712

TBA Sale Commitments(c) — (0.1)%

Mortgage-Backed Securities — (0.1)%
Uniform Mortgage-Backed Securities, 3.00%, 06/01/50	26	(27,353)

Total TBA Sale Commitments — (0.1)% (Proceeds — $27,414)		(27,353)

Total Investments, Net of TBA Sale Commitments — 126.7% (Cost — $61,516,502)		63,244,359

Liabilities in Excess of Other Assets — (26.7)%		(13,322,975)

Net Assets — 100.0%		$49,921,384

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents or includes a TBA transaction.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Annualized 7-day yield as of period end.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund

(f)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 05/31/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,055,396	10,513,065	(b)	—	12,568,461	$12,568,461	$43,245	$3	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro OAT	1	06/08/20	$187	$1,131
10-Year Australian Treasury Bond	15	06/15/20	1,489	2,427
10-Year Canada Bond	12	09/21/20	1,339	(4,624)
U.S. Long Bond	13	09/21/20	2,319	1,297
U.S. Ultra Bond	14	09/21/20	3,052	(9,597)
2-Year US Treasury Notes	3	09/30/20	663	293
5-Year US Treasury Notes	26	09/30/20	3,266	5,090

				(3,983)

Short Contracts
Euro Bund	7	06/08/20	1,340	3,931
10-Year US Treasury Notes	40	09/21/20	5,563	(11,450)
U.S. 10 Year Ultra Bond	25	09/21/20	3,933	(7,913)
Long Gilt Future	2	09/28/20	339	(521)

				(15,953)

				$(19,936)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,108	EUR	10,000	Barclays Bank PLC	06/17/20	$5

USD	21,951	EUR	20,000	Deutsche Bank AG	06/17/20	(257)
USD	12,870	HKD	100,000	Morgan Stanley & Co. International PLC	06/17/20	(27)
USD	2,389	PLN	10,000	Morgan Stanley & Co. International PLC	06/17/20	(104)
USD	6,958	SGD	10,000	Credit Suisse International	06/17/20	(120)
USD	7,069	SGD	10,000	JPMorgan Chase Bank N.A.	06/17/20	(10)
USD	7,038	SGD	10,000	Morgan Stanley & Co. International PLC	06/17/20	(40)

						(558)

	Net unrealized depreciation					$(553)

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.33.V1	1.00%	Quarterly	06/20/25	USD	1,270	$107,863	$140,446	$(32,583)
CDX.NA.HY.34.V4	5.00	Quarterly	06/20/25	USD	368	2,559	23,208	(20,649)
ITRAXX.XO.33.V1	5.00	Quarterly	06/20/25	EUR	422	(19,056)	3,536	(22,592)

						$91,366	$167,190	$(75,824)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
(0.32)%	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	06/08/20	06/08/22	EUR	1,230	$651	$1,211	$(560)
(0.36)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	06/08/20	06/08/22	EUR	1,210	1,699	23	1,676
0.27	Semi-Annual	6-Month GBP LIBOR, 0.38%	Semi-Annual	09/08/20	09/08/22	GBP	10,370	(7,109)	(594)	(6,515)
0.25	Semi-Annual	3-Month LIBOR, 0.34%	Quarterly	09/08/20	09/08/22	USD	4,710	(2,061)	(823)	(1,238)
6-Month EURIBOR, (0.16)%	Semi-Annual	(0.11)	Annual	06/08/20	06/08/25	EUR	490	4,762	2	4,760
(0.30)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	06/08/20	06/08/25	EUR	323	228	108	120
6-Month EURIBOR, (0.16)%	Semi-Annual	(0.33)	Annual	06/08/20	06/08/25	EUR	475	(1,213)	11	(1,224)
6-Month EURIBOR, (0.16)%	Semi-Annual	(0.42)	Annual	06/08/20	06/08/25	EUR	325	(2,491)	(3,372)	881
MXN 28D TIIE, 5.74%	Monthly	5.20	Monthly	06/17/20	06/11/25	MXN	1,300	(248)	1	(249)
MXN 28D TIIE, 5.74%	Monthly	5.31	Monthly	06/17/20	06/11/25	MXN	1,200	40	1	39
6-Month GBP LIBOR, 0.38%	Semi-Annual	0.30	Semi-Annual	06/17/20	06/17/25	GBP	40	23	1	22
6-Month GBP LIBOR, 0.38%	Semi-Annual	0.31	Semi-Annual	06/17/20	06/17/25	GBP	130	110	3	107
6-Month GBP LIBOR, 0.38%	Semi-Annual	0.31	Semi-Annual	06/17/20	06/17/25	GBP	80	83	2	81
6-Month GBP LIBOR, 0.38%	Semi-Annual	0.34	Semi-Annual	06/17/20	06/17/25	GBP	50	135	1	134
6-Month GBP LIBOR, 0.38%	Semi-Annual	0.36	Semi-Annual	06/17/20	06/17/25	GBP	20	83	1	82
6-Month GBP LIBOR, 0.38%	Semi-Annual	0.33	Semi-Annual	09/08/20	09/08/25	GBP	4,810	9,850	3,765	6,085
0.40	Semi-Annual	3-Month LIBOR, 0.34%	Quarterly	09/08/20	09/08/25	USD	2,000	(2,780)	(1,272)	(1,508)
6-Month BBR, 0.92%	Semi-Annual	0.61	Semi-Annual	09/16/20	09/16/25	AUD	140	470	2	468
6-Month BBR, 0.92%	Semi-Annual	0.61	Semi-Annual	09/16/20	09/16/25	AUD	120	399	2	397
6-Month BBR, 0.92%	Semi-Annual	0.62	Semi-Annual	09/16/20	09/16/25	AUD	200	684	3	681
6-Month BBR, 0.92%	Semi-Annual	0.63	Semi-Annual	09/16/20	09/16/25	AUD	130	509	2	507
6-Month BBR, 0.92%	Semi-Annual	0.70	Semi-Annual	09/16/20	09/16/25	AUD	240	1,510	3	1,507
6-Month CAD BA, 0.78%	Semi-Annual	0.71	Semi-Annual	09/16/20	09/16/25	CAD	80	(224)	1	(225)
6-Month CAD BA, 0.78%	Semi-Annual	0.71	Semi-Annual	09/16/20	09/16/25	CAD	70	(180)	1	(181)
6-Month CAD BA, 0.78%	Semi-Annual	0.77	Semi-Annual	09/16/20	09/16/25	CAD	490	(181)	7	(188)
6-Month CAD BA, 0.78%	Semi-Annual	0.79	Semi-Annual	09/16/20	09/16/25	CAD	40	6	1	5
6-Month CAD BA, 0.78%	Semi-Annual	0.81	Semi-Annual	09/16/20	09/16/25	CAD	100	74	1	73
6-Month CAD BA, 0.78%	Semi-Annual	0.82	Semi-Annual	09/16/20	09/16/25	CAD	180	231	(10)	241
6-Month CAD BA, 0.78%	Semi-Annual	0.82	Semi-Annual	09/16/20	09/16/25	CAD	140	185	2	183
6-Month CAD BA, 0.78%	Semi-Annual	0.87	Semi-Annual	09/16/20	09/16/25	CAD	150	450	2	448
(0.08)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	190	(2,198)	(113)	(2,085)
(0.14)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	70	(603)	(18)	(585)
(0.20)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	170	(839)	472	(1,311)
(0.21)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	160	(675)	(84)	(591)
(0.22)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	40	(153)	(3)	(150)
(0.22)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	290	(1,099)	6	(1,105)
(0.24)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	130	(316)	3	(319)
(0.24)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	90	(217)	96	(313)
(0.30)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	60	30	1	29
(0.30)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	60	38	1	37
(0.31)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	09/16/20	09/16/25	EUR	50	62	1	61
0.83	Quarterly	3-Month HIBOR, 1.25%	Quarterly	09/16/20	09/16/25	HKD	780	1,106	2	1,104
0.84	Quarterly	3-Month HIBOR, 1.25%	Quarterly	09/16/20	09/16/25	HKD	540	714	1	713

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.86%	Quarterly	3-Month HIBOR, 1.25%	Quarterly	09/16/20	09/16/25	HKD	950	$1,120	$2	$1,118
0.99	Quarterly	3-Month HIBOR, 1.25%	Quarterly	09/16/20	09/16/25	HKD	560	226	1	225
1.03	Quarterly	3-Month HIBOR, 1.25%	Quarterly	09/16/20	09/16/25	HKD	234	30	1	29
1.08	Quarterly	3-Month HIBOR, 1.25%	Quarterly	09/16/20	09/16/25	HKD	234	(42)	1	(43)
1.09	Quarterly	3-Month HIBOR, 1.25%	Quarterly	09/16/20	09/16/25	HKD	312	(71)	1	(72)
1.20	Quarterly	3-Month HIBOR, 1.25%	Quarterly	09/16/20	09/16/25	HKD	96	(94)	—	(94)
1.21	Quarterly	3-Month HIBOR, 1.25%	Quarterly	09/16/20	09/16/25	HKD	224	(221)	1	(222)
0.57	Annual	6-Month WIBOR, 0.19%	Semi-Annual	09/16/20	09/16/25	PLN	400	(401)	2	(403)
0.59	Annual	6-Month WIBOR, 0.19%	Semi-Annual	09/16/20	09/16/25	PLN	230	(281)	1	(282)
0.67	Annual	6-Month WIBOR, 0.19%	Semi-Annual	09/16/20	09/16/25	PLN	310	(690)	1	(691)
0.73	Annual	6-Month WIBOR, 0.19%	Semi-Annual	09/16/20	09/16/25	PLN	240	(720)	1	(721)
0.80	Annual	6-Month WIBOR, 0.19%	Semi-Annual	09/16/20	09/16/25	PLN	310	(1,181)	1	(1,182)
0.86	Annual	6-Month WIBOR, 0.19%	Semi-Annual	09/16/20	09/16/25	PLN	725	(3,305)	3	(3,308)
0.94	Annual	6-Month WIBOR, 0.19%	Semi-Annual	09/16/20	09/16/25	PLN	330	(1,834)	1	(1,835)
0.14	Annual	3-Month STIBOR, 0.29%	Quarterly	09/16/20	09/16/25	SEK	540	94	1	93
0.15	Annual	3-Month STIBOR, 0.29%	Quarterly	09/16/20	09/16/25	SEK	780	112	(6)	118
0.15	Annual	3-Month STIBOR, 0.29%	Quarterly	09/16/20	09/16/25	SEK	500	65	1	64
0.16	Annual	3-Month STIBOR, 0.29%	Quarterly	09/16/20	09/16/25	SEK	790	71	25	46
0.26	Annual	3-Month STIBOR, 0.29%	Quarterly	09/16/20	09/16/25	SEK	630	(282)	(70)	(212)
0.26	Annual	3-Month STIBOR, 0.29%	Quarterly	09/16/20	09/16/25	SEK	770	(354)	238	(592)
0.31	Annual	3-Month STIBOR, 0.29%	Quarterly	09/16/20	09/16/25	SEK	860	(622)	(279)	(343)
0.84	Semi-Annual	6-Month SIBOR, 0.75%	Semi-Annual	09/16/20	09/16/25	SGD	80	(787)	1	(788)
0.85	Semi-Annual	6-Month SIBOR, 0.75%	Semi-Annual	09/16/20	09/16/25	SGD	130	(1,325)	2	(1,327)
0.86	Semi-Annual	6-Month SIBOR, 0.75%	Semi-Annual	09/16/20	09/16/25	SGD	20	(213)	—	(213)
0.87	Semi-Annual	6-Month SIBOR, 0.75%	Semi-Annual	09/16/20	09/16/25	SGD	20	(218)	—	(218)
0.99	Semi-Annual	6-Month SIBOR, 0.75%	Semi-Annual	09/16/20	09/16/25	SGD	20	(302)	—	(302)
3-Month LIBOR, 0.34%	Quarterly	0.37	Semi-Annual	09/16/20	09/16/25	USD	10	(7)	—	(7)
3-Month LIBOR, 0.34%	Quarterly	0.37	Semi-Annual	09/16/20	09/16/25	USD	90	(51)	2	(53)
3-Month LIBOR, 0.34%	Quarterly	0.38	Semi-Annual	09/16/20	09/16/25	USD	100	5	2	3
3-Month JIBAR, 4.01%	Quarterly	7.22	Quarterly	09/16/20	09/16/25	ZAR	2,875	12,033	3	12,030
(0.20)	Annual	6-Month EURIBOR, (0.16)%	Semi-Annual	06/08/20	06/08/30	EUR	160	1,341	2,583	(1,242)
6-Month EURIBOR, (0.16)%	Semi-Annual	(0.11)%	Annual	06/08/20	06/08/30	EUR	155	351	157	194
6-Month GBP LIBOR, 0.38%	Semi-Annual	0.44	Semi-Annual	09/08/20	09/08/30	GBP	570	2,525	1,513	1,012
3-Month LIBOR, 0.34%	Quarterly	0.71	Semi-Annual	09/08/20	09/08/30	USD	2,100	9,256	5,380	3,876
0.44	Semi-Annual	6-Month GBP LIBOR, 0.38%	Semi-Annual	09/08/20	09/08/50	GBP	520	(5,808)	(5,118)	(690)
0.99	Semi-Annual	3-Month LIBOR, 0.34%	Quarterly	09/08/20	09/08/50	USD	270	(3,702)	(1,824)	(1,878)

								$6,263	$2,079	$4,184

(a)	Forward swap

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW CDC, 0.73%	Quarterly	1.01%	Quarterly	JPMorgan Chase Bank N.A.	09/16/20	09/16/25	KRW	129,705	$1,029	$—	$1,029
3-Month KRW CDC, 0.73%	Quarterly	1.01	Quarterly	JPMorgan Chase Bank N.A.	09/16/20	09/16/25	KRW	119,290	947	—	947
3-Month KRW CDC, 0.73%	Quarterly	0.96	Quarterly	Citibank N.A.	09/16/20	09/16/25	KRW	68,800	410	—	410
3-Month KRW CDC, 0.73%	Quarterly	0.80	Quarterly	Citibank N.A.	09/16/20	09/16/25	KRW	65,940	(24)	—	(24)
3-Month KRW CDC, 0.73%	Quarterly	0.75	Quarterly	Citibank N.A.	09/16/20	09/16/25	KRW	63,980	(149)	—	(149)

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW CDC, 0.73%	Quarterly	0.83%	Quarterly	Citibank N.A.	09/16/20	09/16/25	KRW	141,420	$117	$—	$117
3-Month KRW CDC, 0.73%	Quarterly	1.01	Quarterly	Citibank N.A.	09/16/20	09/16/25	KRW	65,365	519	—	519

									$2,849	$—	$2,849

(a)	Forward swap

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps.

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$182,855	$(13,586)	$39,249	$(110,889)
OTC Swaps	—	—	3,022	(173)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	—	$14,169	$—	$14,169
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	5	—	—	5
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	39,249	—	39,249
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	3,022	—	3,022

	$—	$—	$—	$5	$56,440	$—	$56,445

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$34,105	$—	$34,105
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	558	—	—	558
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	75,824	—	—	35,065	—	110,889
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	173	—	173

	$—	$75,824	$—	$558	$69,343	$—	$145,725

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the year ended May 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$706,570	$—	$706,570
Forward foreign currency exchange contracts	—	—	—	10,475	—	—	10,475
Swaps	—	211,391	—	—	154,275	—	365,666

	$—	$211,391	$—	$10,475	$860,845	$—	$1,082,711

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(92,197)	$—	$(92,197)
Forward foreign currency exchange contracts	—	—	—	(1,494)	—	—	(1,494)
Swaps	—	(76,792)	—	—	(14,979)	—	(91,771)

	$—	$(76,792)	$—	$(1,494)	$(107,176)	$—	$(185,462)

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$9,169,013
Average notional value of contracts — short	$4,885,618
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$109,223
Credit default swaps:
Average notional value — buy protection	$3,508,746
Average notional value — sell protection	$—	(a)
Interest rate swaps:
Average notional value — pay fixed rate	$20,511,799
Average notional value — receives fixed rate	$21,291,537

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$60,179	$39,598
Forward foreign currency exchange contracts	5	558
Swaps — Centrally cleared	—	18,938
Swaps — OTC(a)	3,022	173

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$63,206	$59,267
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(60,179)	(58,536)

Total derivative assets and liabilities subject to an MNA	$3,027	$731

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank PLC	$5	$—	$—	$—	$5
Citibank N.A.	1,046	(173)	—	—	873
JPMorgan Chase Bank N.A.	1,976	(10)	—	—	1,966

	$3,027	$(183)	$—	$—	$2,844

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) May 31, 2020	BlackRock Systematic ESG Bond Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Citibank N.A.	$173	$(173)	$—	$—	$—
Credit Suisse International	120	—	—	—	120
Deutsche Bank AG	257	—	—	—	257
JPMorgan Chase Bank N.A.	10	(10)	—	—	—
Morgan Stanley & Co. International PLC	171	—	—	—	171

	$731	$(183)	$—	$—	$548

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Asset-Backed Securities	$—	$158,276	$—	$158,276
Corporate Bonds	—	22,131,553	—	22,131,553
Foreign Agency Obligations	—	332,792	—	332,792
Municipal Bonds	—	249,902	—	249,902
U.S. Government Sponsored Agency Securities	—	19,148,683	—	19,148,683
U.S. Treasury Obligations	—	7,670,990	—	7,670,990
Short-Term Securities:
Money Market Fund	12,568,461	—	—	12,568,461
U.S. Treasury Obligations	—	1,011,055	—	1,011,055
Liabilities:
Investments:
TBA Sale Commitments	—	(27,353)	—	(27,353)

	$12,568,461	$50,675,898	$—	$63,244,359

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$5	$—	$5
Interest rate contracts	14,169	42,271	—	56,440
Liabilities:
Credit contracts	—	(75,824)	—	(75,824)
Foreign currency exchange contracts	—	(558)	—	(558)
Interest rate contracts	(34,105)	(35,238)	—	(69,343)

	$(19,936)	$(69,344)	$—	$(89,280)

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

May 31, 2020

BlackRock Systematic ESG Bond Fund

ASSETS
Investments at value — unaffiliated (cost — $48,975,455)	$50,703,251
Investments at value — affiliated (cost — $12,568,461)	12,568,461
Cash pledged:
Futures contracts	238,000
Centrally cleared swaps	267,000
Foreign currency at value (cost — $354,694)	362,442
Receivables:
Investments sold	1,012,552
TBA sale commitments	27,411
Capital shares sold	89,508
Dividends — affiliated	1,047
Interest — unaffiliated	302,727
From the Manager	36,818
Variation margin on futures contracts	60,179
Unrealized appreciation on:
Forward foreign currency exchange contracts	5
OTC swaps	3,022
Prepaid expenses	15,727

Total assets	65,688,150

LIABILITIES
TBA sale commitments at value (proceeds — $27,414)	27,353
Payables:
Investments purchased	15,473,111
Administration fees	1,516
Capital shares redeemed	12,741
Income dividend distributions	21,316
Trustees’ and Officer’s fees	250
Other accrued expenses	170,818
Service and distribution fees	394
Variation margin on futures contracts	39,598
Variation margin on centrally cleared swaps	18,938
Unrealized depreciation on:
Forward foreign currency exchange contracts	558
OTC swaps	173

Total liabilities	15,766,766

NET ASSETS	$49,921,384

NET ASSETS CONSIST OF
Paid-in capital	$47,587,739
Accumulated earnings	2,333,645

NET ASSETS	$49,921,384

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statement of Assets and Liabilities  (continued)

May 31, 2020

BlackRock Systematic ESG Bond Fund

NET ASSET VALUE

Institutional
Net assets	$47,860,233

Shares outstanding(a)	4,524,749

Net asset value	$10.58

Investor A
Net assets	$1,807,389

Shares outstanding(a)	170,842

Net asset value	$10.58

Investor C
Net assets	$123,759

Shares outstanding(a)	11,697

Net asset value	$10.58

Class K
Net assets	$130,003

Shares outstanding(a)	12,291

Net asset value	$10.58

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended May 31, 2020

BlackRock Systematic ESG Bond Fund

INVESTMENT INCOME
Dividends — affiliated	$43,245
Interest — unaffiliated	786,876

Total investment income	830,121

EXPENSES
Professional	104,760
Investment advisory	97,357
Pricing	79,056
Custodian	70,194
Registration	64,713
Printing	20,957
Accounting services	18,667
Administration	13,792
Transfer agent — class specific	8,878
Administration — class specific	6,491
Service and distribution — class specific	2,924
Trustees and Officer	1,587
Miscellaneous	14,940

Total expenses	504,316
Less:
Fees waived and/or reimbursed by the Manager	(355,269)
Administration fees waived	(13,792)
Administration fees waived — class specific	(378)
Transfer agent fees waived and/or reimbursed — class specific	(1,435)

Total expenses after fees waived and/or reimbursed	133,442

Net investment income	696,679

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	3
Futures contracts	706,570
Forward foreign currency exchange contracts	10,475
Foreign currency transactions	(32,306)
Investments — unaffiliated	162,252
Swaps	365,666

1,212,660

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(92,197)
Forward foreign currency exchange contracts	(1,494)
Foreign currency translations	5,387
Investments — unaffiliated	1,555,947
Swaps	(91,771)

1,375,872

Net realized and unrealized gain	2,588,532

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,285,211

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	BlackRock Systematic ESG Bond Fund
	Year Ended May 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$696,679	$635,756
Net realized gain	1,212,660	137,494
Net change in unrealized appreciation (depreciation)	1,375,872	794,015

Net increase in net assets resulting from operations	3,285,211	1,567,265

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(710,909)	(668,828)
Investor A	(17,533)	(13,941)
Investor C	(951)	(1,225)
Class K	(6,769)	(2,302)

Decrease in net assets resulting from distributions to shareholders	(736,162)	(686,296)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	22,272,533	(112,983)

NET ASSETS
Total increase in net assets	24,821,582	767,986
Beginning of year	25,099,802	24,331,816

End of year	$49,921,384	$25,099,802

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund

	Institutional

	Year Ended May 31,				Period from 08/23/16 (a) to 05/31/17
	2020	2019		2018

Net asset value, beginning of period	$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.22	0.25		0.22	0.15
Net realized and unrealized gain (loss)	0.76	0.36		(0.29)	(0.18)

Net increase (decrease) from investment operations	0.98	0.61		(0.07)	(0.03)

Distributions from net investment income(c)	(0.25)	(0.27)		(0.23)	(0.16)

Net asset value, end of period	$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	10.06%	6.55%		(0.67)%	(0.32	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.54%	2.02	%(g)	1.70%	1.63	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.40%	0.41%		0.40%	0.44	%(h)

Net investment income	2.15%	2.64%		2.30%	1.93	%(h)

Supplemental Data
Net assets, end of period (000)	$47,860	$24,031		$23,816	$19,713

Portfolio turnover rate(j)	287%	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2020	2019	2018
Investments in underlying funds	0.03%	0.01%	0.01%	0.01%

(g)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 1.79%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.91%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2020	2019	2018
Portfolio turnover rate (excluding MDRs)	177%	117%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund (continued)

	Investor A

	Year Ended May 31,				Period from 08/23/16 (a) to 05/31/17
	2020	2019		2018

Net asset value, beginning of period	$9.86	$9.51		$9.81	$10.00

Net investment income(b)	0.19	0.23		0.20	0.13
Net realized and unrealized gain (loss)	0.75	0.37		(0.29)	(0.18)

Net increase (decrease) from investment operations	0.94	0.60		(0.09)	(0.05)

Distributions from net investment income(c)	(0.22)	(0.25)		(0.21)	(0.14)

Net asset value, end of period	$10.58	$9.86		$9.51	$9.81

Total Return(d)
Based on net asset value	9.66%	6.39%		(0.95)%	(0.52	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.97%	2.44	%(g)	2.17%	1.95	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.66%	0.66%		0.67%	0.70	%(h)

Net investment income	1.89%	2.39%		2.09%	1.69	%(h)

Supplemental Data
Net assets, end of period (000)	$1,807	$550		$402	$59

Portfolio turnover rate(j)	287%	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2020	2019	2018
Investments in underlying funds	0.03%	0.01%	0.01%	0.01%

(g)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.21%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.22%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2020	2019	2018
Portfolio turnover rate (excluding MDRs)	177%	117%	243%	332%

See notes to financial statements.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund (continued)

	Investor C

	Year Ended May 31,				Period from 08/23/16 (a) to 05/31/17
	2020	2019		2018

Net asset value, beginning of period	$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.12	0.16		0.12	0.07
Net realized and unrealized gain (loss)	0.75	0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	0.87	0.51		(0.16)	(0.11)

Distributions from net investment income(c)	(0.14)	(0.17)		(0.14)	(0.08)

Net asset value, end of period	$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	8.96%	5.49%		(1.69)%	(1.09	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.66%	3.20	%(g)	2.86%	2.73	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.41%	1.41%		1.43%	1.45	%(h)

Net investment income	1.15%	1.64%		1.26%	0.92	%(h)

Supplemental Data
Net assets, end of period (000)	$124	$69		$66	$51

Portfolio turnover rate(j)	287%	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2020	2019	2018
Investments in underlying funds	0.03%	0.01%	0.01%	0.01%

(g)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.97%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2020	2019	2018
Portfolio turnover rate (excluding MDRs)	177%	117%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund (continued)

	Class K

	Year Ended May 31,				Period from 08/23/16 (a) to 05/31/17
	2020	2019		2018

Net asset value, beginning of period	$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.24	0.26		0.22	0.15
Net realized and unrealized gain (loss)	0.74	0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	0.98	0.61		(0.06)	(0.03)

Distributions from net investment income(c)	(0.25)	(0.27)		(0.24)	(0.16)

Net asset value, end of period	$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	10.10%	6.60%		(0.66)%	(0.29	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.67%	2.70	%(g)	1.80%	1.74	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.36%	0.36%		0.38%	0.40	%(h)

Net investment income	2.38%	2.66%		2.30%	1.97	%(h)

Supplemental Data
Net assets, end of period (000)	$130	$449		$48	$49

Portfolio turnover rate(j)	287%	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2020	2019	2018
Investments in underlying funds	0.03%	0.01%	0.01%	0.01%

(g)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.48%.
(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
	2020	2019	2018
Portfolio turnover rate (excluding MDRs)	177%	117%	243%	332%

See notes to financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Systematic ESG Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On February 20, 2020, the Board of Trustees of the Trust (“the Board”) approved a change in the name of BlackRock Impact Bond Fund, effective as of May 1, 2020, to BlackRock Systematic ESG Bond Fund.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/ with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended May 31, 2020. The adjusted cost basis of securities at May 31, 2019 is $27,153,492.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.30%
$1 Billion — $3 Billion	0.28
$3 Billion — $5 Billion	0.27
$5 Billion — $10 Billion	0.26
Greater than $10 Billion	0.26

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fees	0.25%	0.25%
Distribution Fees	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$2,147	$777	$2,924

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$6,246	$172	$15	$58	$6,491

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$43	$49	$13	$6	$111

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended May 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$6,978	$1,726	$112	$62	$8,878

Other Fees: For the year ended May 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares was $742.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2020, the amount waived was $3,534.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2020, there were no fees waived by the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.41%
Investor A	0.66
Investor C	1.41
Class K	0.36

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2020 amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$351,735
Administration fees waived	13,792

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended May 31, 2020, class specific expense waivers and/ or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration Fees Waived — class specific	$133	$172	$15	$58	$378
Transfer Agent Fees Waived and/or Reimbursed — class specific	4	1,297	74	60	1,435

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(a) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(b) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 23, 2023, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of May 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2021	2022
Fund Level	$330,741	$365,527
Institutional	1,671	137
Investor A	920	1,469
Investor C	122	89
Class K	81	118

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on May 31, 2020:

Fund Level	$278,009
Institutional	—
Investor A	149
Investor C	96
Class K	51

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2020, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$108,608,376	$89,576,883
U.S. Government Securities	5,484,000	157,264

For the year ended May 31, 2020, purchases and sales related to mortgage dollar rolls were $34,326,021 and $34,349,083 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended May 31, 2017 and each of the three years ended May 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	05/31/20	05/31/19
Ordinary income	$736,162	$686,296

	$736,162	$686,296

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$513,215
Undistributed long-term capital gains	148,390
Net unrealized gains(a)	1,672,040

$2,333,645

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the accounting for swap agreements.

During the year ended May 31, 2020, the Fund utilized $523,556 of its respective capital loss carryforward.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of May 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$61,547,122

Gross unrealized appreciation	$1,915,044
Gross unrealized depreciation	(250,752)

Net unrealized appreciation	$1,664,292

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/20		Year Ended 05/31/19
Systematic ESG Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,385,245	$24,390,669	414,898	$3,970,052
Shares issued in reinvestment of distributions	21,790	223,598	13,586	129,300
Shares redeemed	(321,101)	(3,246,927)	(495,282)	(4,732,983)

Net increase (decrease)	2,085,934	$21,367,340	(66,798)	$(633,631)

Investor A
Shares sold and automatic conversion of shares	170,287	$1,769,397	51,474	$490,766
Shares issued in reinvestment of distributions	1,619	16,491	1,326	12,631
Shares redeemed	(56,853)	(593,401)	(39,340)	(377,521)

Net increase	115,053	$1,192,487	13,460	$125,876

Investor C
Shares sold	11,025	$113,247	361	$3,409
Shares issued in reinvestment of distributions	22	222	36	343
Shares redeemed and automatic conversion of shares	(6,397)	(66,572)	(291)	(2,723)

Net increase (decrease)	4,650	$46,897	106	$1,029

Class K
Shares sold	20,549	$212,086	40,936	$397,085
Shares issued in reinvestment of distributions	549	5,552	87	861
Shares redeemed	(54,398)	(551,829)	(432)	(4,203)

Net increase (decrease)	(33,300)	$(334,191)	40,591	$393,743

Total Net Increase (Decrease)	2,172,337	$22,272,533	(12,641)	$(112,983)

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of May 31, 2020, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Institutional	1,985,000
Investor A	5,000
Investor C	5,000
Class K	5,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Systematic ESG Bond Fund and the Board of Trustees of BlackRock Funds IV:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Systematic ESG Bond Fund (formerly, BlackRock Impact Bond Fund) of BlackRock Funds IV (the “Fund”), including the schedule of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period ended May 31, 2020 and for the period from August 23, 2016 (commencement of operations) through May 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended May 31, 2020 and for the period from August 23, 2016 (commencement of operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (Unaudited)

For the year ended May 31, 2020, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends
BlackRock Systematic ESG Bond Fund	$653,382

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the year ended May 31, 2020:

Fund	Federal Obligation Interest
BlackRock Systematic ESG Bond Fund	$125,133

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

IMPORTANT TAX INFORMATION	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds IV (the “Trust”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Systematic ESG Bond Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return benchmark. The Board noted that for each of the one-year, three-year, and since-inception periods reported, the Fund outperformed its benchmark total return. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	43

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	88 RICs consisting of 112 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch (d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 264 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 265 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Investment Manager and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	47

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	49

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMPBOND-5/20-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of trustees has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic ESG Bond Fund (Formerly BlackRock Impact Bond Fund)	$56,712	$56,712	$0	$0	$14,900	$19,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-

approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic ESG Bond Fund (Formerly BlackRock Impact Bond Fund)	$14,900	$19,600

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:    /s/ John M. Perlowski

  John M. Perlowski

  Chief Executive Officer (principal executive officer) of

  BlackRock Funds IV

Date: August 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ John M. Perlowski

  John M. Perlowski

  Chief Executive Officer (principal executive officer) of

  BlackRock Funds IV

Date: August 4, 2020

By:    /s/ Neal J. Andrews

  Neal J. Andrews

  Chief Financial Officer (principal financial officer) of

  BlackRock Funds IV

Date: August 4, 2020